                                                                   EXHIBIT 10.31

                            SECURED PROMISSORY NOTE

$3,000,000                                                 Dated:  July 31, 1996


          FOR VALUE RECEIVED, the undersigned, CORSAIR COMMUNICATIONS, INC. ("Borrower"), a Delaware corporation, HEREBY PROMISES TO PAY to the order of
  --------
MMC/GATX PARTNERSHIP NO. 1, a California general partnership ("Lender") the
                                                               ------
principal amount of Three Million Dollars ($3,000,000) or such lesser amount as shall equal the aggregate outstanding principal balance of the Loan made by Lender to Borrower pursuant to the Loan and Security Agreement referred to below (the "Loan Agreement"), and to pay all other amounts due with respect to the
      --------------
Loan on the dates and in the amounts set forth in the Loan Agreement.

          The principal amount of this Note shall be payable in 36 consecutive monthly installments of 2.778% of the original principal amount of this Note per month on the last day of each calendar month commencing on February 28, 1997. All unpaid principal and interest shall, in any event, be payable no later than January 31, 2000.

          Interest on the unpaid principal amount of this Note from the date of this Note until such principal amount is paid in full shall accrue at the Loan Rate, or, if applicable, the Default Rate. The Loan Rate for this Note is 14.55% per annum (based on a year of 360 days and actual days elapsed). All accrued interest shall be payable on the last day of each calendar month, commencing July 31, 1996.

          Whenever any payment due hereunder shall fall on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

          Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as follows: GATX Capital Corporation, P.O. Box 71316, Chicago, Illinois 60694, in immediately available funds. The Loan made by Lender to Borrower and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

          This Note is the Note referred to in, and is entitled to the benefits of, the Loan and Security Agreement, dated as of July 31, 1996, between Borrower and Lender (the "Loan Agreement"). The Loan Agreement, among other things, (a) provides for the making of a secured Loan by Lender to Borrower from time to time in an aggregate principal amount not to exceed at any time outstanding the amount first above mentioned, the indebtedness of Borrower resulting from the Loan being evidenced by a Note, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

          Prior to the first anniversary of the date hereof, there shall be no prepayment of the Loan evidenced by this Note in whole or in part. Borrower may, at its option, at any time on or after the first anniversary of the date hereof, prepay the Loan evidenced by this Note, either in whole or from time to time in any part of the principal amount thereof equal to $500,000 or more, at a prepayment price equal to the principal amount of the Loan so to be prepaid, plus interest accrued thereon through and including the date of such prepayment, plus the Make-Whole Premium (as defined in the Loan Agreement). If the maturity of this Note and the Loan evidenced thereby is accelerated under the Loan Agreement, Borrower shall pay to Lender, in addition to principal, interest and all other amounts due with respect to this Note, as liquidated damages for loss of Lender's benefit of the bargain and not as a penalty, an amount equal to the Make-Whole Premium (as defined in the Loan Agreement).

          This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

          Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

          Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

          IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.


                              CORSAIR COMMUNICATIONS, INC.

                              By:  /s/ Martin J. Silver
                                  ---------------------------------------

                              Name:     Martin J. Silver
                                     ------------------------------------

                              Title:   Chief Financial Officer
                                      -----------------------------------

                 LOAN, INTEREST RATE AND PAYMENTS OF PRINCIPAL

              PRINCIPAL                              SCHEDULED
DATE           AMOUNT          INTEREST RATE       PAYMENT AMOUNT    NOTATION BY
----        -------------    -----------------   ------------------  -----------

                             Corsair Communications
                             Amortization Schedule

Loan Amount:                                                    $3,000,000
Loan Interest Rate:                                                 14.55%
---------------------------------------------------------------------------
                        Principal    Interest   Total Debt     Principal
   Date                Repayment    Payment      Service        Balance
---------------------------------------------------------------------------
    Aug-96                   0.00  $     0.00  $      0.00  $3,000,000.00
    Sep-96                   0.00  $36,375.00  $ 36,375.00  $3,000,000.00
    Oct-96                   0.00  $36,375.00  $ 36,375.00  $3,000,000.00
    Nov-96                   0.00  $36,375.00  $ 36,375.00  $3,000,000.00
    Dec-96                   0.00  $36,375.00  $ 36,375.00  $3,000,000.00
    Jan-97                   0.00  $36,375.00  $ 36,375.00  $3,000,000.00
    Feb-97             $83,334.00  $36,375.00  $119,709.00  $2,916,666.00
    Mar-97             $83,334.00  $35,364.58  $118,698.58  $2,833,332.00
    Apr-97             $83,334.00  $34,354.15  $117,688.15  $2,749,998.00
    May-97             $83,334.00  $33,343.73  $116,677.73  $2,666,664.00
    Jun-97             $83,334.00  $32,333.30  $115,667.30  $2,583,330.00
   July-97             $83,334.00  $31,322.88  $114,656.88  $2,499,996.00
    Aug-97             $83,334.00  $30,312.45  $113,646.45  $2,416,662.00
    Sep-97             $83,334.00  $29,302.03  $112,636.03  $2,333,328.00
    Oct-97             $83,334.00  $28,291.60  $111,625.60  $2,249,994.00
    Nov-97             $83,334.00  $27,281.18  $110,615.18  $2,166,660.00
    Dec-97             $83,334.00  $26,270.75  $109,604.75  $2,083,326.00
    Jan-98             $83,334.00  $25,260.33  $108,594.33  $1,999,992.00
    Feb-98             $83,334.00  $24,249.90  $107,583.90  $1,916,658.00
    Mar-98             $83,334.00  $23,239.48  $106,573.48  $1,833,324.00
    Apr-98             $83,334.00  $22,229.05  $105,563.05  $1,749,990.00
    May-98             $83,334.00  $21,218.63  $104,552.63  $1,666,656.00
    Jun-98             $83,334.00  $20,208.20  $103,542.20  $1,583,322.00
   July-98             $83,334.00  $19,197.78  $102,531.78  $1,499,988.00
    Aug-98             $83,334.00  $18,187.35  $101,521.35  $1,416,654.00
    Sep-98             $83,334.00  $17,176.93  $100,510.93  $1,333,320.00
    Oct-98             $83,334.00  $16,166.51  $ 99,500.51  $1,249,986.00
    Nov-98             $83,334.00  $15,156.08  $ 98,490.08  $1,166,652.00
    Dec-98             $83,334.00  $14,145.66  $ 97,479.66  $1,083,318.00
    Jan-99             $83,334.00  $13,135.23  $ 96,469.23  $  999,984.00
    Feb-99             $83,334.00  $12,124.81  $ 95,458.81  $  916,650.00
    Mar-99             $83,334.00  $11,114.38  $ 94,448.38  $  833,316.00
    Apr-99             $83,334.00  $10,103.96  $ 93,437.96  $  749,982.00
    May-99             $83,334.00  $ 9,093.53  $ 92,427.53  $  666,648.00
    Jun-99             $83,334.00  $ 8,083.11  $ 91,417.11  $  583,314.00
   July-99             $83,334.00  $ 7,072.68  $ 90,406.68  $  499,980.00
    Aug-99             $83,334.00  $ 6,062.26  $ 89,396.26  $  416,646.00
    Sep-99             $83,334.00  $ 5,051.83  $ 88,385.83  $  333,312.00
    Oct-99             $83,334.00  $ 4,041.41  $ 87,375.41  $  249,978.00
    Nov-99             $83,334.00  $ 3,030.98  $ 86,364.98  $  166,644.00
    Dec-99             $83,334.00  $ 2,020.56  $ 85,354.56  $   83,310.00
    Jan-00             $83,310.00  $ 1,010.13   484,320.13  $        0.00
---------------------------------------------------------------------------

This amortization schedule ("Amort") has been prepared at the Borrower's request and is subject to the terms and conditions of the Loan and Security Agreement dated as of July 31, 1996 ("Loan Agreement"). The Amort is provided for the convenience of Corsair Communications and in no way modifies or amends the Loan Agreement. The allocation of principal and interest and the principal balance may or may not be in accordance with GAAP. Accordingly, you should not utilize this Amort without consulting your accountant.

                                      A3

                  Corsair CommunicationsRevised August 9, 1996
                             Amortization Schedule

Loan Amount:                                                    $3,000,000
Loan Interest Rate:                                                 14.55%
---------------------------------------------------------------------------
                         Principal    Interest   Total Debt     Principal
  Date                  Repayment     Payment      Service       Balance
---------------------------------------------------------------------------
    Aug-96                   0.00  $37,587.50  $ 37,587.50  $3,000,000.00
    Sep-96                   0.00  $37,587.50  $ 37,587.50  $3,000,000.00
    Oct-96                   0.00  $37,587.50  $ 37,587.50  $3,000,000.00
    Nov-96                   0.00  $36,375.00  $ 36,375.00  $3,000,000.00
    Dec-96                   0.00  $37,587.50  $ 37,587.50  $3,000,000.00
    Jan-97                   0.00  $37,587.50  $ 37,587.50  $3,000,000.00
    Feb-97             $83,334.00  $33,950.00  $117,284.00  $2,916,666.00
    Mar-97             $83,334.00  $36,543.39  $119,877.39  $2,833,332.00
    Apr-97             $83,334.00  $34,354.15  $117,688.15  $2,749,998.00
    May-97             $83,334.00  $34,455.18  $117,789.18  $2,666,664.00
    Jun-97             $83,334.00  $32,333.30  $115,667.30  $2,583,330.00
   July-97             $83,334.00  $32,366.97  $115,700.97  $2,499,996.00
    Aug-97             $83,334.00  $31,322.87  $114,656.87  $2,416,662.00
    Sep-97             $83,334.00  $29,302.03  $112,363.03  $2,333,328.00
    Oct-97             $83,334.00  $29,234.66  $112,568.66  $2,249,994.00
    Nov-97             $83,334.00  $27,281.18  $110,615.18  $2,166,660.00
    Dec-97             $83,334.00  $27,146.44  $110,480.44  $2,083,326.00
    Jan-98             $83,334.00  $26,102.34  $109,436.34  $1,999,992.00
    Feb-98             $83,334.00  $22,633.24  $105,967.24  $1,916,658.00
    Mar-98             $83,334.00  $24,014.13  $107,348.13  $1,833,324.00
    Apr-98             $83,334.00  $22,229.05  $105,563.05  $1,749,990.00
    May-98             $83,334.00  $21,925.92  $105,259.92  $1,666,656.00
    Jun-98             $83,334.00  $20,208.20  $103,542.20  $1,583,322.00
   July-98             $83,334.00  $19,837.71  $103,171.71  $1,499,988.00
    Aug-98             $83,334.00  $18,793.60  $102,127.60  $1,416,654.00
    Sep-98             $83,334.00  $17,176.93  $100,510.93  $1,333,320.00
    Oct-98             $83,334.00  $16,705.39  $100,039.39  $1,249,986.00
    Nov-98             $83,334.00  $15,156.08  $ 98,490.08  $1,166,652.00
    Dec-98             $83,334.00  $14,617.18  $ 97,951.18  $1,083,318.00
    Jan-99             $83,334.00  $13,573.07  $ 96,907.07  $  999,984.00
    Feb-99             $83,334.00  $11,316.49  $ 94,650.49  $  916,650.00
    Mar-99             $83,334.00  $11,484.86  $ 94,818.86  $  833,316.00
    Apr-99             $83,334.00  $10,103.96  $ 93,437.96  $  749,982.00
    May-99             $83,334.00  $ 9,396.65  $ 92,730.65  $  666,648.00
    Jun-99             $83,334.00  $ 8,083.11  $ 91,417.11  $  583,314.00
   July-99             $83,334.00  $ 7,308.44  $ 90,642.44  $  499,980.00
    Aug-99             $83,334.00  $ 6,264.33  $ 89,598.33  $  416,646.00
    Sep-99             $83,334.00  $ 5,051.83  $ 88,385.83  $  333,312.00
    Oct-99             $83,334.00  $ 4,176.12  $ 87,510.12  $  249,978.00
    Nov-99             $83,334.00  $ 3,030.98  $ 86,364.98  $  166,644.00
    Dec-99             $83,334.00  $ 2,087.91  $ 85,421.91  $   83,310.00
    Jan-00             $83,310.00  $ 1,043.80  $ 84,353.80  $        0.00
---------------------------------------------------------------------------

This amortization schedule ("Amort") has been prepared at the Borrower's request and is subject to the terms and conditions of the Loan and Security Agreement dated as of July 31, 1996 ("Loan Agreement"). The Amort is provided for the convenience of Corsair Communications and in no way modifies or amends the Loan Agreement. The allocation of principal and interest and the principal balance may or may not be in accordance with GAAP. Accordingly, you should not utilize this Amort without consulting your accountant.

                                      A3